UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2015

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Goddard, Suite 150
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 753-0624

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01.                                        Entry into Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report with respect to the amendments of Warrants and the waiver of cash dividends is incorporated herein by reference.

Item 3.03.                                        Material Modification to Rights of Security Holders.

On October 12, 2015, CombiMatrix Corporation (the “Company”) entered into an Amendment No. 1 to Common Stock Purchase Warrants with each of the holders (the “Holders”) of (i) the Company’s warrants to purchase up to an aggregate of 700,000 shares of the Company’s Common Stock, $0.001 par value per share, that were originally issued on February 18, 2015 in a registered direct offering (the “RDO Warrants”) and (ii) 1,512,638 of the Company’s warrants to purchase up to an aggregate of 1,540,000 shares of the Company’s Common Stock, $0.001 par value per share, that were originally issued on April 29, 2015 in a private placement offering (the “PIPE Warrants” and together with the RDO Warrants, the “Warrants”).

The RDO Warrants as originally issued had an exercise price of $1.97 per share and the PIPE Warrants as originally issued had an exercise price of $2.167 per share. On October 9, 2015, the Company’s board of directors approved amending all of the RDO Warrants and 1,512,638 of the PIPE Warrants to reduce the exercise price to $1.10 per share. In consideration for entering into such amendments of the Warrants, each Holder of Warrants agreed to irrevocably waive ab initio and for all time its right to receive cash dividends on its shares of the Company’s Series E 6% Convertible Preferred Stock. By taking these actions, the Company accelerates the potential exercise of the amended Warrants by the Holders thereof and the receipt of proceeds from the exercise of such amended Warrants.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

10.1                                                                        Form of Amendment No. 1 to February 2015 Common Stock Purchase Warrant dated October 12, 2015

10.2                                                                        Form of Amendment No. 1 to April 2015 Common Stock Purchase Warrant dated October 12, 2015

10.3                                                                        Form of Waiver of Cash Dividends dated October 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated: October 12, 2015	By:	/S/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer